SunAmerica Income Funds


Supplement to the Statement of Additional Information dated July
27, 1998



     Under the section entitled  Net Asset Value Transfer
Program, the third paragraph on page B-58 of the Statement of Additional Information should be replaced in its entirety with the following:

Investors may purchase shares of a Portfolio at net asset value to the extent that the investment represents the proceeds from a redemption of a non-SunAmerican mutual fund in which the investor either (a) paid a front-end sales load or (b) was subject to, or paid a CDSC on the redemption proceeds. Shareholders may purchase either Class A, Class B or Class II shares through the program to the extent that they previously held shares of a non-SunAmerican Mutual Fund with a similar load structure to the respective SunAmerica Mutual Fund share class. With respect to sales of Class A shares through the program, the Distributor will pay a 0.50% commission and 0.25% service fee to any dealer who initiates or is responsible for such an investment. With respect to sales of Class B shares through the program, they will receive 0.50% of the amount invested as commission and 0.25% as a service fee, payable beginning the 13th month following the purchase of such shares, (Class B shares will convert to Class A shares as provided in the prospectus). These payments are subject, however, to forfeiture in the event of a redemption during the first year from the date of purchase. No commission shall be paid on sales of Class II shares, but dealers will receive a 1.0% service fee, commencing immediately and paid quarterly. In addition, it is essential that a Net Asset Value Transfer Program Form accompany the New Account Application to indicate that the investment is intended to participate in the Net Asset Value Transfer Program (formerly, Exchange Program for Investment Company Shares). This program may be revised or terminated without notice by the Distributor. For current information, contact Shareholder/Dealer Services at (800) 858-8850.



Dated:  April 12, 1999